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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                          JUNE 5, 1998 (JUNE 1, 1998)


                             NU-TECH BIO-MED, INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                      0-11772                25-1411971
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(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                    Identification No.)


          476 MAIN STREET - SUITE 3-DFL
             WAKEFIELD, RHODE ISLAND                           02879
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     (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (401) 789-9995


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ITEM 5.  OTHER EVENTS.

     On June 1, 1998, the Company was notified by The Nasdaq Stock Market that the Company's Common Stock would be delisted from the Nasdaq SmallCap Market, effective as of the close of business on June 1, 1998. The notification resulted from a determination by a Nasdaq Listing Qualifications Panel, following a hearing held on May 14, 1998, to reject the Company's request for continued inclusion on the SmallCap Market.










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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                              NU-TECH BIO-MED, INC.



                              By: /s/ J. MARVIN FEIGENBAUM
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                              Name:  J. Marvin Feigenbaum
                              Title: Chairman of the Board, President,
                                     Chief Executive and Chief Financial
                                     Officer


Date:  June 5, 1998









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